Transactions with related parties	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Transactions with related parties
Transactions with related parties

Note 17. Transactions with related parties

(Re)insurance contracts

In the normal course of business, Sirius Group enters into insurance and reinsurance contracts with certain of its insurance and MGU affiliates, or their subsidiaries. During the three months ended September 30, 2018 and 2017, these contracts resulted in gross written premiums of $14.0 million and $2.0 million, respectively. During the nine months ended September 30, 2018 and 2017, these contracts resulted in gross written premiums of $52.2 million and $2.0 million, respectively. As at September 30, 2018 and December 31, 2017, Sirius Group had total receivables due from affiliates of $13.6 million and $10.4 million, respectively. As at September 30, 2018 and December 31, 2017, Sirius Group had total payables due to affiliates of $1.5 million and $0.5 million, respectively.

Other

On August 16, 2016, the Company announced that Meyer “Sandy” Frucher was added as an independent director to its board of directors.  Mr. Frucher is Vice Chairman of Nasdaq, Inc. The Company is traded on the Nasdaq Global Select Market and has business transactions that are related to its listing on the exchange under the normal course of business. (See Note 3.)

Note 22. Transactions with related parties

Certus

On May 26, 2017, as part of the acquisition of IMG, Sirius Group sold IMG—Stop Loss to Certus for $10.0 million. (See Note 3.) Certus paid Sirius Group $1.0 million in cash and obtained $9.0 million in financing from Sirius Group in the form of a secured promissory note payable. The promissory note is secured by a pledge of the shares of IMG—Stop Loss by Certus. Sirius Group has determined that Certus and IMG—Stop Loss are VIEs that Sirius Group does not have to consolidate as it does not have the power to direct the activities of either company.

Sirius America and IMG—Stop Loss have continued the Program Management Agreement that was in place prior to the purchase of IMG under amended terms. The amended agreement gives Sirius America rights of first refusal to act as insurance carrier for IMG—Stop Loss but does not give Sirius Group controlling power or impede IMG—Stop Loss from functioning as an independent entity. For the year ended December 31, 2017, Sirius Group wrote $11.0 million of Certus-managed gross written premium. At December 31, 2017, Sirius Group has total receivables due from Certus of $8.0 million and total payables due to Certus of $0.5 million.

Meyer “Sandy” Frucher

On August 16, 2016, the Company announced that Meyer “Sandy” Frucher was added as an independent director to its board of directors. Mr. Frucher is Vice Chairman of Nasdaq, Inc. On June 25, 2018, the Company announced a definitive agreement and plan of merger (“Merger Agreement”) with Easterly Acquisition Corp. (“Easterly”) that would result in the Company becoming publicly listed and traded on the Nasdaq stock exchange. (See Note 25.)

White Mountains Advisors

White Mountains Advisors (“WMA”), an indirect wholly-owned subsidiary of Sirius Group’s former parent, provided investment advisory and management services to Sirius Group and its subsidiaries under an Investment Advisory Services Agreement. During 2016, Sirius Group terminated this agreement. Sirius Group incurred $3.1 million and $5.5 million of investment fees during 2016 and 2015, respectively, for services provided directly by WMA or through its sub-advisors. As of December 31, 2017 and 2016, Sirius Group did not owe any amount to WMA under this agreement.